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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 7, 2002

                             INTERVOICE-BRITE, INC.
             (Exact name of Registrant as specified in its charter)

            TEXAS                      000-13616                 75-1927578
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)       File Number)           Identification No.)

        17811 WATERVIEW PARKWAY
             DALLAS, TEXAS                                          75252
(Address of principal executive offices)                          (Zip Code)

       Registrant's Telephone Number, including area code: (972) 454-8000

                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 5. OTHER EVENTS.

     Attached as Exhibit 99.1 is the Forbearance Agreement dated as of March 7, 2002, among the Registrant and its lenders, in which the lenders agree to temporarily forbear (through March) from exercising certain rights arising from the Registrant's non-compliance with one of four financial covenants contained in that certain Credit Agreement dated as of June 1, 1999 among the Registrant, Brite Voice Systems, Inc., Bank of America, National Association, as agent, and the Lenders party thereto. The Registrant made its scheduled principal repayment of approximately $5.0 million on February 28 and has not defaulted on any of its payment obligations since the inception of the Credit Agreement.

     The lenders and the Registrant will meet later this month to structure a mutually acceptable arrangement for the remaining term of the Credit Agreement. At the meeting, the Registrant plans to propose modifications to one or more of the financial covenants and the schedule for principal repayments. While the Registrant is optimistic that a mutually acceptable arrangement will be reached, there is no guarantee that such an arrangement will be reached. If a mutually acceptable arrangement is not reached, and the forbearance period is not extended, the lenders have all rights available to them under the Credit Agreement, including acceleration, termination or enforcement of security interests.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits

         99.1 Forbearance Agreement dated as of March 7, 2002 by and among InterVoice-Brite, Inc., Brite Voice Systems, Inc., Bank of America, National Association, as agent, and the Lenders party thereto.

                                       1
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INTERVOICE-BRITE, INC.

                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                           Rob-Roy J. Graham
                                           Secretary and Chief Financial Officer

Date: March 11, 2002

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------

 99.1 Forbearance Agreement dated as of March 7, 2002 by and among InterVoice-Brite, Inc., Brite Voice Systems, Inc., Bank of
              America, National Association, as agent, and the Lenders party thereto